UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

August 6, 2004

Date of report (Date of earliest event reported)

ACCERIS COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

FLORIDA

(State of Other Jurisdiction of
Incorporation or Organization)

0-17973 (Commission File No.)	59-2291344 (I.R.S. Employer Identification No.)

9775 Businesspark Avenue, San Diego, CA 92131

(Address of Principal Executive Offices and Zip Code)

(858) 547-5700

(Registrants Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     In a press release on August 6, 2004, Acceris Communications Inc. (the “Company”) announced that it has implemented a plan to significantly reduce its operating costs. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

(c) Exhibits

99.1	Press Release dated August 6, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 9, 2004	By:	/s/ Gary M. Clifford Name: Gary M. Clifford Title: Chief Financial Officer and Vice President of Finance